SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 1, 2002



                          FIVE STAR QUALITY CARE, INC.
               (Exact name of registrant as specified in charter)




          Maryland                 001-16817                    04-3516029
(State or other jurisdiction      (Commission                (I.R.S. employer
     of incorporation)            file number)            identification number)




400 Centre Street, Newton, Massachusetts                         02458
(Address of principal executive offices)                       (Zip code)




        Registrant's telephone number, including area code: 617-796-8387

Item 2. Acquisition or Disposition of Assets.

         On April 1, 2002, Five Star Quality Care, Inc. (the "Company"), ILM II Senior Living, Inc. and ILM II Holding, Inc. completed the transactions contemplated by their Sale-Purchase Agreement dated January 23, 2002, as amended by the First Amendment to Sale-Purchase Agreement dated February 22, 2002 and the Second Amendment to Sale-Purchase Agreement dated March 1, 2002.

         Subsidiaries of the Company acquired five senior living communities for $45.5 million, funded by the Company's cash on hand, including the proceeds of its $26.8 million March 2002 public offering of shares of common stock. These five communities contain 704 living units, including 531 independent living apartments and 173 assisted living suites. The Company intends to continue to operate these communities as senior living communities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial  Statements.  The financial  statements  required by
                  Item 7(a) are omitted pursuant to General Instruction B.3 to Form 8-K. The financial statements required by Item 7(a) have been previously reported by Five Star Quality Care, Inc. in its Registration Statement on Form S-1 (File No. 333-83648).

         (b) Pro Forma Financial Information. The pro forma financial information required by Item 7(b) is omitted pursuant to General Instruction B.3 to Form 8-K. The pro forma financial information required by Item 7(b) has been previously reported by Five Star Quality Care, Inc. in its Registration Statement on Form S- 1 (File No. 333-83648).

          (c)     Exhibits.

2.1 Sale-Purchase Agreement among ILM II Senior Living, Inc., ILM II Holding, Inc. and Five Star Quality Care, Inc., dated January 23, 2002 (Incorporated by reference to Exhibit 2.3 to Five Star Quality Care, Inc.'s Registration Statement on Form S-1, File No. 333-83648).

2.2 First Amendment to Sale-Purchase Agreement among ILM II Senior Living, Inc., ILM II Holding, Inc. and Five Star Quality Care, Inc., dated February 22, 2002 (Incorporated by reference to Exhibit 2.4 to Five Star Quality Care, Inc.'s Registration Statement on Form S-1, File No. 333-83648).

2.3 Second Amendment to Sale-Purchase Agreement among ILM II Senior Living, Inc., ILM II Holding, Inc. and Five Star Quality Care, Inc., dated March 1, 2002 (Incorporated by reference to Exhibit 2.5 to Five Star Quality Care, Inc.'s Registration Statement on Form S-1, File No. 333-83648).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIVE STAR QUALITY CARE, INC.


                                       By: /s/ Bruce J. Mackey Jr.
                                           Name:  Bruce J. Mackey Jr.
                                           Title: Treasurer and Chief Financial
                                                  Officer



Date:  April 11, 2002